                       MERRILL MERCHANTS BANCSHARES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2002

                              FINANCIAL HIGHLIGHTS

                                          2001           2000            % Change
                                          ----           ----            --------
                                                (IN THOUSANDS)
Assets                                  278,197         246,413              13%

Loans, net of Reserve                   185,094         163,265              13%

Deposits                                219,309         200,451               9%

Shareholders' Equity                     25,985          23,292              12%

Net Income                                3,254           2,619              24%

Earnings per Share                         1.01            0.82              23%

Return on Equity                         13.45%          11.69%              15%

                               NET INCOME GROWTH

                         1996      1997      1998      1999      2000     2001
                         ----      ----      ----      ----      ----     ----
Net Income               1,120     1,402     1,916     2,247     2,619    3,254


24% Compound Annual Growth Rate

                           RETURN ON AVERAGE ASSETS

                         1997      1998      1999      2000      2001
                        -----     -----     -----     -----     -----
Merrill                 0.86%     1.05%     1.11%     1.16%     1.26%

National Peer Group     1.20%     1.14%     1.09%     1.06%     1.03%

     DATA SOURCE: FFIEC BANK HOLDING COMPANY PERFORMANCE REPORT (DEC. 2001)

                             LOAN GROWTH AND MIX

           1996                                                 2001
Commercial Real Estate 33%                           Commercial Real Estate 37%
Residential 24%                                      Commercial 23%
Consumer  22%                                        Residential 22%
Commercial 21%                                       Consumer  18%

                               12% Annual Growth
      $105.4 MILLION ------------------------------------- $188.1 MILLION

                                 ASSET QUALITY

                 NET CHARGE-OFFS AS PERCENT OF AVERAGE LOANS

                        1997      1998      1999      2000      2001
                       -----     -----     -----     -----     -----
Merrill                0.08%     0.04%     0.07%     0.03%     0.08%

National Peer Group    0.21%     0.19%     0.18%     0.19%     0.24%


     DATA SOURCE: FFIEC BANK HOLDING COMPANY PERFORMANCE REPORT (DEC. 2001)

                  NON-PERFORMING ASSETS AS PERCENT OF ASSETS

                        1997      1998      1999      2000      2001
                       -----     -----     -----     -----     -----
Merrill                0.13%     0.08%     0.15%     0.25%     0.26%

National Peer Group    0.60%     0.59%     0.55%     0.57%     0.69%


      DATA SOURCE: FFIEC BANK HOLDING COMPANY PERFORMANCE REPORT (DEC. 2001)

                            DEPOSIT GROWTH AND MIX

           1996                                                 2001
Certificates of Deposit 42%                          Certificates of Deposit 38%
Checking 29%                                         Checking 32%
Savings and Money Market 29%                         Savings and Money Market 30%

                               12% Annual Growth


      $126.7 MILLION ------------------------------------ $219.3 MILLION

                             DEPOSIT MARKET SHARE

                               Penobscot County
                        Total Deposits - $1.3 Billion

             Fleet         Key        Other       Merrill     Peoples         BSB
             -----         ---        -----       -------     -------         ---
1996          26%          16%          9%           7%          12%          30%

2001          10%          10%         12%          13%          17%          37%


       DATA SOURCE: FDIC/OTS SUMMARY OF DEPOSITS, JUNE 30, 2001 AND 1996

                             OPERATING EFFICIENCY

                            1997         1998         1999         2000         2001
                            ----         ----         ----         ----         ----
Merrill                      72%          68%          68%          67%          64%

National Peer Group          62%          64%          65%          65%          66%


     DATA SOURCE: FFIEC BANK HOLDING COMPANY PERFORMANCE REPORT (DEC. 2001)

                                 TRUST ASSETS

                                 ($ in millions)

               12/97           12/98           12/99           12/00           12/01
               -----           -----           -----           -----           -----
Trust          $90.3          $136.5          $189.4          $224.8          $234.8
Growth Rate:    37%             51%             39%             19%              4%


                               DIVIDEND HISTORY

               12/97          12/98          12/99          12/00          12/01
               -----          -----          -----          -----          -----
Dividend       $0.02          $0.12          $0.20          $0.24          $0.30
% Increase                      500%            67%            20%            25%


Adjusted for 3% stock dividend of March 2002.

                           1ST QUARTER 2002 RESULTS

                                                         1st Quarter
                                                         -----------
                                                    2002               2001          % Change
                                                    ----               ----          --------
                                                        (IN THOUSANDS)
Loans, net of Reserve                              191,665           167,436             14%

Deposits                                           217,961           192,855             13%

Net Income                                             915               666             37%

Earnings per Share                                    0.28              0.21             33%

Return on Equity                                    14.41%            11.50%             25%

                              VALUE TO COMMUNITY


- Largest publicly traded company in Bangor (market capitalization of $43.4 million)

-   Annual payroll of $4.1 million

-   124 employees (75 employees in 1992)

-   Investment in Community during 2001

      - $140,000 in contributions and sponsorships

      - $181,000 in state and local taxes

      - 1,700 hours of community and volunteer service

-   Community Leadership Roles

       -  Action Committee of 50

       -  Bangor Historical Society

       -  Bangor Symphony Orchestra

       -  Bangor Target Area Development Corporation

       -  Eastern Maine Healthcare

       -  Husson College

       -  St. Joseph Healthcare Foundation

       -  United Way

       -  Warren Center for Communication and Learning

       -  YMCA and YWCA

                           10 YEAR FINANCIAL REVIEW

                                               1992                2001               $ Growth
                                               ----                ----               --------
                                                                  (IN THOUSANDS)
Loans, net of Reserve                        $29,532             $185,094             $155,562

Deposits                                      64,827              219,309              154,482

Shareholders' Equity                           5,886               25,985               20,099

Net Income (Loss)                              (514)                3,254                  N/A

                              STOCK PERFORMANCE

                              Initial                                   Annual
                             Investment            Value (a)            Return
------------------------------------------------------------------------------
Original Shareholder           $46,000              $191,955            16.5%

         OCT. 1992 - 1,000 SHARES AT $46 (ADJ. STOCK BASIS OF $3.92)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
IPO Shareholder                $12,750              $18,695             11.4%

       AUG. 1998 -1,000 SHARES AT $12.75 (ADJ. STOCK BASIS OF $11.11)
------------------------------------------------------------------------------

(a) MARKET VALUE AT 4/16/02 PLUS CASH DIVIDENDS

                             PEER GROUP COMPARISON

                                                                  FULL YEAR 2001
                                          --------------------------------------------------------------
                                                                                   EFFICIENCY       NPA
      COMPANY                             P/E             ROE        ROA              RATIO        RATIO
      -------                             ---             ---        ---              -----        -----
Camden Nat'l                              13.1           15.55       1.47              54.2         0.73

Union Trust Co.                           11.3            9.90       0.90              70.1         0.52

1st Nat'l of BH                            9.2           10.50       0.72              74.9         2.46

Bar Harbor B&T                            17.2            6.57       0.75              69.6         0.48

1st National Lincoln                      12.8           15.51       1.33              51.0         0.20

                                          --------------------------------------------------------------

Average                                   12.7           11.61       1.03              64.0         0.88

National Average                          17.5           10.15       0.93              74.4         0.73

MERRILL MERCHANTS                         14.9           13.45       1.26              63.8         0.26

DATA SOURCE: ANNUAL REPORTS. NATIONAL AVERAGE FOR COMMUNITY BANKS OBTAINED
             FROM WEDBUSH MORGAN SECURITIES. P/E RATIO USES MARKET VALUE OF STOCKS AT 4/16/02.

                                   SUMMARY


-   Proven record of financial performance

-   Dedicated and experienced employees

-   Significant ownership by Merrill family (50%)

- Experienced management team prepared to take advantage of internal and external growth opportunities

                       MERRILL MERCHANTS BANCSHARES, INC